Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Unrealized holding loss on securities during the period, net of tax benefits	$ 245	$ (395)
Other Comprehensive Income (Loss), Reclassification Adjustment from AOCI for Sale of Securities, Tax	(9)	0
Other Comprehensive Income Loss Change In Unfunded Status Of Defined Benefit Plan Liability Tax	89	797
Amortization of prior service included in net periodic pension expense, net of tax	10	54
Other Comprehensive Income Loss Amortization Of Net Loss Included In Net Periodic Pension Cost Tax	$ (30)	$ 5